UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 16, 2003
                                                         -----------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

                001-13559                                 75-2968064
        (Commission File Number)               (IRS Employer Identification No.)

           911 N.W. Loop 281
               Suite 409                                    75602
            Longview, Texas                               (Zip Code)
(Address of Principal Executive Offices)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events.

         RTIN Holdings, Inc. announced that it had received proceeds of more than $1,000,000 from the early exercise of warrants issued in a private placement. Proceeds from the exercise would be used for the integration of the operations of Advanced Pharmacy Solutions, LLC.

Item 7.  Exhibits.

         The following documents are filed as exhibits to this Current Report on Form 8-K:

         99.l Press release by RTIN Holdings, Inc. dated December 16, 2003 announcing receipt of proceeds from exercise of warrants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 RTIN HOLDINGS, INC.


Date: December 16, 2003                          By:   /s/ Curtis A. Swanson
      -----------------                             ----------------------------
                                                    Curtis A. Swanson, President

EXHIBIT INDEX

    99.l Press release by RTIN Holdings, Inc. dated December 16, 2003 announcing receipt of proceeds from exercise of warrants.